Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of POW! Entertainment, Inc. on Form 10-Q for the three months ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof, the undersigned hereby certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of the Company, that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: May 14, 2012	By:	/s/ Gill Champion
Gill Champion President and Chief Executive Officer